Exhibit 99.1
For Immediate Release
Wednesday, May 28, 2008

Affinity Media International Corp.
Howard Cohl, President
Los Angeles, California
(310) 479-1555

Affinity Media International Corp. Extends Stockholder Vote on Merger with
Hotels at Home, Inc. to June 6, 2008

Los Angeles, California. Affinity Media International Corp. (OTC: AFMI.OB) (“Affinity”) announced at its special meeting of stockholders today that it was adjourning the meeting to provide management additional time to solicit proxies for the proposed business combination with Hotels at Home, Inc. (“Hotels”) and the related matters set forth in the proxy statement previously mailed to the Affinity stockholders. The Affinity special meeting will reconvene on Friday, June 6, 2008, at 10:00 a.m. local time at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor., New York, NY, 10017. There is no assurance that Affinity will be able to obtain the vote required to approve the various proposals to be presented at the meeting, including the proposals to adopt the agreement and plan of merger with Hotels to be considered at the special meeting. In the event Affinity is able to obtain the required stockholder approvals, it is possible that transactions may occur which could be relevant to Affinity stockholders and that Affinity may desire to provide additional disclosures about such transactions prior to the stockholder vote on the proposals to be considered at the meetings.

The record date for stockholders entitled to vote at the annual and special meetings remain the close of business on May 7, 2008.

Additional information about the proposed merger and each of the other proposals can be found in the definitive proxy statement. The definitive proxy statement relating to the Affinity special meeting was filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2008, and is available at www.sec.gov.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Affinity has filed with the SEC a proxy statement, which has been mailed to the stockholders of record of Affinity, seeking their approval of the merger with Hotels. In addition Affinity may file other relevant documents concerning the proposed merger with the SEC.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT FILED WITH THE SEC AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT AFFINITY AND HOTELS AND THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the proxy statement also may be obtained by directing a request by telephone or mail to: Affinity Media International Corp., 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA, 90025, Attention: Howard Cohl (telephone: (310) 479-1555).

Affinity and Hotels and their respective directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Affinity in connection with the merger. Information about the directors and executive officers of Affinity is set forth in the Annual Report on Form 10-K filed with the SEC on March 31, 2008. Information about the directors and executive officers of TFC is set forth in the Annual Report on Form 10-K filed with the SEC on March 31, 2008 and in the proxy statement filed with the SEC on May 12, 2008. Information about the directors and executive officers of Hotels is set forth in the proxy statement filed with the SEC on May 12, 2008. Additional information regarding the interests of these participants and other persons who may be deemed participants in the mergers may be obtained by reading the proxy statement regarding the merger filed with the SEC on May 12, 2008.

Caution Regarding Forward-Looking Statements

AFFINITY MEDIA INTERNATIONAL CORP. (“AFFINITY”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF AFFINITY AND HOTELS AT HOME, INC. (“HOTELS”) REGARDING, AMONG OTHER THINGS, THE BUSINESS OF HOTELS AND THE MERGER, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: BUSINESS CONDITIONS IN THE U.S. AND ABROAD; CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH HOTELS IS ENGAGED; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN AFFINITY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER AFFINITY NOR HOTELS ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

This release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.

Source: Affinity Media International Corp.